EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT



THE BOARD OF DIRECTORS
CORVAS INTERNATIONAL, INC.:



         We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement on Form S-3 of Corvas International, Inc.



                                                        KPMG LLP

San Diego, California
September 16, 1999